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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2001
                                  ------------

                                SPORTSNUTS, INC.
             (Exact name of registrant as specified in its charter)




                          Delaware 333-14477 87-0561426
                          -------- --------- ----------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                    The Towers at South Towne II, Suite 550,
                         10421 South 400 West, Salt Lake
                                City, Utah 84095.
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (801) 816-2500
                                 --------------

                       SPORTSNUTS.COM INTERNATIONAL, INC.
                      ------------------------------------
         (Former name or former address, if changed since last report.)



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Item 2.  Acquisition or Disposition of Assets

     On  April  15,  2001,   SportsNuts,   Inc.,  a  Delaware  corporation  (the
"Registrant"), SNI Merger Sub, Inc., a Utah corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), Rocky Mountain Sports Alliance, Inc., a Utah corporation ("RMSA"), and Bryan Green, the sole shareholder of RMSA ("Shareholder"), entered into a binding agreement providing for a reverse triangular merger of Merger Sub into RMSA (collectively, the "Acquisition"). The Acquisition was consummated on June 1, 2001. The Acquisition is more particularly described in that certain Agreement and Plan of Merger (the "Acquisition Agreement"), attached to this Form 8-K as Exhibit 2.1.

     RMSA began operations in February of 1994 and was subsequently incorporated in the State of Utah on May 4, 2001. Immediately prior to the Acquisition, RMSA was engaged in the marketing, promotion, and development of a variety of sports events in the Salt Lake City intermountain region.

     As part of the Acquisition, the Registrant issued 3,800,000 shares of Registrant's Common Stock (the "Shares") to the Shareholder of RMSA, in consideration for the 3,800,000 shares of the issued and outstanding RMSA common stock. No cash consideration or other property was paid to the Shareholder.

     Prior to the Acquisition, other than an agreement to provide for the exchange of services between the Registrant and RMSA, no material relationship existed between RMSA and/or any of its affiliates and the Registrant or any of its officers or directors, or any associate of any such officer or director. The Shareholder served in a consulting capacities with the Registrant prior to the Acquisition. The consideration given by the Registrant for the Acquisition was determined by negotiation between the two companies.

     Other than as described in this Item 2, the Registrant is now aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Registrant.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


    (c)  Exhibits.

    10.1 Agreement and Plan of Merger, dated as of April 15, 2001, among SportsNuts, Inc., SNI Merger Sub, Inc., Rocky Mountain Sports Alliance, Inc., and Bryan Green.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPORTSNUTS, INC.


     Date: June 5, 2001                By  /s/Kenneth Denos
           ------------                    -----------------------------------
                                              Kenneth Denos, President





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EXHIBIT INDEX

Exhibit Number               Description

        10.1                Agreement and Plan of Merger, dated as of April 15,
                            2001, among SportsNuts, Inc., SNI Merger Sub, Inc.,
                            Rocky Mountain Sports Alliance, Inc., and Bryan
                            Green.


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